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                                                                  EXHIBIT 10.103

                                ESCROW AGREEMENT

         THIS AGREEMENT is made and entered into as of this 6th day of January, 2000, by and among THE BANK OF NEW YORK (the "ESCROW AGENT"), Corpfin.com, Inc. (the "AGENT") and BioShield Technologies, Inc. (the "Company").

                                    RECITALS

         The Company proposes to offer for sale to investors through the Agent up to $4,000,000 in Series A Convertible Preferred Stock of (the "SECURITIES") in one tranche of $4,000,000 (the "MINIMUM") resulting in gross proceeds to the Company of $4,000,000 (the "PROCEEDS").

         The Agent intends to sell the Securities as the Company's agent on a best efforts all-or-none (the "OFFERING").

         The Company and Agent desire to establish an escrow account in which funds received from subscribers will be deposited pending completion of the Escrow Period. The Bank of New York agrees to serve as Escrow Agent in accordance with the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

1. ESTABLISHMENT OF ESCROW ACCOUNT. On or prior to the date of the commencement of the offering, the parties shall establish an escrow account with the Escrow Agent, which escrow account shall be entitled, BioShield Series A Preferred Stock Account (the "ESCROW ACCOUNT"). The Agent will instruct subscribers to wire funds to the account of the Escrow Agent as follows:

                  The Bank of New York
                  ABA #021000018
                  GLA 111565
                  Re: TAS#_______________, Corpfin & BSTI Escrow
                  Attn: Peggy McWhorter 770-698-5186

Only wire transfers shall be accepted.

2. ESCROW PERIOD. The Escrow period shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:

         A. The date upon which the Escrow Agent confirms that its has received in the Escrow Account gross proceeds of $4,000,000 in deposited, funds (the "MAXIMUM");

         B. The expiration of thirty (30) days from the date of commencement of the Offering (unless extended by mutual written agreement between the Company and the Agent with a copy of such extension to the Escrow Agent); or
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         C.       The date upon which a determination is made by the Company and the Agent to terminate the offering prior to the sale of the Maximum.

During the Escrow Period, the Company is aware and understands that it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or any other entity, or be subject to the debts of the Company or any other entity.

         3. DEPOSITS INTO THE ESCROW ACCOUNT. The Agent agrees that it shall instruct all subscribers to make payment for the Securities to the Escrow Agent for deposit in the Escrow Account.

         4. DISBURSEMENTS FROM THE ESCROW ACCOUNT. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Minimum and any amounts up to the Maximum, Escrow Agent shall notify the Company and the Agent. The Escrow Agent will continue to hold such funds until Agent and Company jointly notify Escrow Agent in writing as to the disbursement of funds pursuant to a closing statement signed by each of the Agent and the Company (the "CLOSING STATEMENT"). In disbursing such funds, Escrow Agent is authorized to rely upon such Closing Statement from Company and Agent.

         In the event the Escrow Agent does not receive the minimum deposits totaling $4,000,000 prior to the expiration of the Escrow Period (the "MINIMUM DEPOSITS"), the Escrow Agent shall notify the Company and the Agent. Upon receipt of payment instructions from the Company, the Escrow Agent shall refund to each subscriber with interest the amount received from each subscriber, without deduction, penalty, or expense to the subscriber. The purchase money returned to each subscriber shall be free and clear of any and all claims of the Company or any of its creditors.

         In the event the Escrow Agent does receive deposits totaling the Minimum prior to expiration of the Escrow Period, in no event will the Escrow Amount be released to the Company until such amount is received by the Escrow Agent in collected funds. For purposes of this Agreement, the term "collected funds" shall mean all funds received by the Escrow Agent which have cleared normal banking channels and are in the form of cash.

         5. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to forward each wire for collection and, upon collection of the proceeds of each wire deposit the collected proceeds in the Escrow Account.

         Any wires returned unpaid to the Escrow Agent shall be returned to the Agent. In such cases, the Escrow Agent will promptly notify the Company for such return.

         If the Company rejects any subscription for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check or wire to the rejected subscriber. If the Company rejects any subscription for which the Escrow Agent has not yet collected funds but

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has submitted the subscriber's wire for collection, the Escrow Agent shall promptly issue a check or wire the amount of the subscriber's wire to the rejected subscriber after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected subscriber's wire for collection, the Escrow Agent shall promptly remit the subscriber's wire directly to the subscriber. The Company shall provide payment instructions to the Escrow Agent.

         6. INVESTMENT OF ESCROW AMOUNT. The Escrow Agent may invest the Escrow Amount only in such accounts or investments as the Company may specify by written notice. The Company may only specify investment in money market instruments.

         7. COMPENSATION OF ESCROW AGENT. The Company shall, pay the Escrow Agent a fee for its escrow services as set forth on Exhibit "A" to this Escrow Agreement. If it is necessary for the Escrow Agent to return funds to the subscribers, the Company shall pay to the Escrow Agent an additional amount sufficient to reimburse it for its fees and actual cost in disbursing such funds. However, if funds are refunded to subscribers, no such fee, reimbursement for costs and expenses, indemnification for any damages incurred by the Escrow Agent, or any monies whatsoever shall be paid out of or chargeable to the principal amount of funds on deposit in the Escrow Account.

         8.       GENERAL PROVISIONS.

         (a)      (i)      Escrow Agent shall not be liable to anyone for any
                           damages, losses, or expense which they may incur as a result of any act or omission of Escrow Agent, unless such damages, losses, or expenses are caused by Escrow Agent's willful misconduct or gross negligence. Accordingly, Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of Escrow Agent's counsel or counsel for any other party hereto, given with respect to any question relating to the duties and responsibilities of Escrow Agent under this Agreement or (ii) any action taken or omitted in reliance upon any instrument, including execution, or the identity or authority of any person executing such instrument, its validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow
                           Agent shall, in good faith, believe to be genuine, to have been signed by a proper person or persons and to conform to the provisions of this Escrow Agreement.

                  (ii) Escrow Agent shall not be bound in any way by any contract or agreement between other parties hereto, whether or not it has knowledge of any such contract or agreement or of its terms or conditions.

                  (iii) The parties hereto, jointly and severally, hereby agree to indemnify and, hold harmless Escrow Agent against any and all costs, losses, claims, damages, liabilities, expenses, including reasonable costs of investigation, court costs, and attorney's fees, and disbursements, which may be imposed upon Escrow

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                           Agent in connection with its acceptance of
                           appointment as Escrow Agent hereunder, including any litigation arising from this Escrow Agreement or involving the subject matter hereof, and all such costs, expenses and disbursements shall be deducted from the income (if sufficient) or paid by the parties hereto, except for matters arising from the gross negligence or willful misconduct of Escrow Agent.

                  (iv) As security for such fees and expenses of Escrow Agent and any and all losses, claims, damages, liabilities and expenses incurred by Escrow Agent in connection with its acceptance of appointment hereunder, and with performance of the agreements herein contained, the Escrow Agent is hereby given a lien upon all assets held by Escrow Agent hereunder, which lien shall be prior to all other liens upon or claims against such assets, except for claims of subscribers in the event the Minimum is not raised.

         (b)      (i)      In the event of any disagreement among any of the
                           parties to this Agreement, or among them or any other person resulting in adverse claims and demands being made in connection with or from any property involved herein or affected hereby, Escrow Agent shall be entitled to refuse to comply with any such claims or demands as long as such disagreement may continue, and in so refusing, shall make no delivery or other disposition of any property then held by it under this Escrow Agreement , and in so doing the Escrow
                           Agent shall be entitled to continue to refrain from acting until (a) the right of adverse claimants shall have been finally settled by binding arbitration. or finally adjudicated in a court assuming and having jurisdiction. of the property involved herein or affected hereby or (b) all differences shall have been adjusted by agreement and Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto.

                  (ii) In the event of such disagreement (or resignation under the terms of this Agreement), Escrow Agent may, but need not, tender into the registry or custody of any court of competent jurisdiction all, money or property in its hands under the terms of this Agreement, together with such legal proceedings as it deems appropriate and thereupon to be discharged from all further duties under this Escrow Agreement. The filing of any such legal proceeding shall not deprive Escrow Agent of its compensation earned prior to such filing.

                  (iii) Escrow Agent shall have no obligation to take any legal, action in connection with this Escrow Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which would or might involve it in any cost, expense, loss or liability unless security and indemnity shall be furnished.

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         (c)      This Agreement contains the entire understanding between and among the parties hereto, and shall be binding upon and inure to the benefit of such parties, and subject to its terms, their respective successors, heirs, assigns and legal representatives. Any corporation into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any corporation to which substantially all the corporate trust business of Escrow Agent may be transferred, shall., subject to the terms of the Escrow Agreement, be Escrow Agent under this Escrow Agreement without further act.

         (d) This Escrow Agreement is being delivered in and shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without giving effect to the principals or rules governing conflicts of laws.

         (e) Notices, requests, demands or other communications required or permitted under this Escrow Agreement will be in writing and will be deemed given when actually delivered, received via facsimile notice for which a confirmation is received, or the third business day after said notice has been sent by certified mail, postage prepaid, return receipt requested to:

                  If to Escrow Agent:    The Bank of New York
                                         Suite 520
                                         100 Ashford Center, North
                                         Atlanta, Georgia 30338

                  If to  Agent:          Corpfin.com, Inc.
                                         3353 Peachtree Road
                                         Suite 942
                                         Atlanta, Georgia 30326
                                         Attn: John C. Canouse

                  If to Company:         BioShield Technologies, Inc.
                                         5655 Peachtree Parkway
                                         Atlanta, Georgia 30092
                                         Attn: Chief Financial Officer

                  or such other address as a party may specify in writing to other parties pursuant hereto.

         (f) This Escrow Agreement shall not be modified, revoked, released or terminated except in writing and signed by parties hereto.

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         (g)      Should, at any time, any attempt be made to modify this Escrow
                  Agreement in a manner that would increase the duties and responsibilities of Escrow Agent, or to modify this Escrow Agreement in any matter which Escrow Agent shall deem undesirable, or at any other time, Escrow Agent may resign by notifying the parties in writing, by certified mail to their respective addresses here and above set forth. Until (i) the acceptance by such successor Escrow Agent as shall be appointment by such parties; or (ii) 60 days following the date upon which notice was mailed, whichever occurs sooner, Escrow Agent's only remaining obligation shall be to perform its duties hereunder in accordance with the terms of this Escrow Agreement. If said 60 days have passed without the acceptance by such successor Escrow Agent as shall have been appointed by such parties, then the Escrow Agent may exercise its rights under item 8(c) (ii) of this Agreement.

         (h) No Implied Duties. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The parties hereby acknowledge that the Escrow Agency is serving as the Escrow Agent of the offering for the limited purposes set forth herein, and hereby agree that they will not represent or imply that the Escrow Agent, by serving as the escrow agent hereunder or otherwise, has investigated the desirability or advisability of this investment, or has approved, endorsed or passed upon the merits of this offering or any related, offering. It is further agreed that no party shall in any way use the name "The Bank of New York" in any sales presentation or literature except in, the context of the duties of the Escrow Agent as escrow agent of the Offering in the strictest sense. Any breach or violation of this paragraph
                  (i) shall be grounds for the immediate resignation by the Escrow Agent. This Escrow Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



                [REMAINDER OF DOCUMENT LEFT INTENTIONALLY BLANK]


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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year above set forth.


         ESCROW AGENT:              THE BANK OF NEW YORK



                                    By:
                                       ----------------------------------------


          AGENT:                    CORPFIN.COM, INC.



                                    By:
                                       ----------------------------------------


         COMPANY:                   BIOSHIELD TECHNOLOGIES, INC.



                                    By: /s/ Timothy C. Moses
                                       ----------------------------------------
                                       Timothy C. Moses
                                       Chairman of the Board and Chief Executive
                                       Officer

                                    By:  /s/ Jacques Elfersy
                                       ----------------------------------------
                                       Jacques Elfersy
                                       Executive Vice President


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